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                                                                    EXHIBIT 10.3

February 17, 1997

W. Howard Rubin
GemDialogue Systems, Inc.
__________________________
__________________________

Dear Howard:

In response to your letter of January 1, 1997, C3 is delighted to enter into a twelve month consulting relationship with your services through GemDialogue Systems, Inc. (GemDialogue). These services are provided outside of the normal duties as a Director of C3.

It is my understanding that a retainer of $ 1,000 per month will secure two consulting days per month (see Attachment A: GemDialogue Consulting Rate Chart). Payment will be made within 15 days after the end of each month. These services would begin effective February 1997 and end January 1998.

The consulting services include, but are not limited to, the following:

- Facilitating plans for arrangement of work areas as one would for a diamond or gem company;
-        Training staff in the language and tools of the jewelry trade;
- Explaining the demographics of the jewelry industry as it relates to distribution chains; or providing public relations support through seminars, and,
-        Others as may arise.

Thank you for your continued support of C3 and synthetic moissanite gemstones.

Sincerely,

/s/ Jeff Hunter

Jeff Hunter

Enclosure: Attachment A: GemDialogue Consulting Rate Chart

The signatures below indicate agreement by C3 and GemDialogue Systems to this twelve month consulting relationship:

 /s/ Jeff Hunter                          /s/ Howard Rubin
---------------------------------         -------------------------------------
Jeff Hunter (C3)                          Howard Rubin for GemDialogue


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                                  ATTACHMENT A


                        GEMDIALOGUE CONSULTING RATE CHART
DAILY RATE + EXPENSES                PAYMENT TERMS                            COMMENTS
$1000.00 PER 8 MR DAY                BILLING AFTER
UP TO THREE DAYS.                    ASSIGNMENT OR EVERY 30                   TRAVEL EXPENSES MUST
                                     DAYS.  (Whichever is first)              BE PAID, BUT BILLING IS
                                                                              NOT ADDED FOR TRAVEL
                                                                              TIME UNLESS RETURNING
                                                                              THE SAME DAY.

$800.00 PER DAY IF                   DEPOSIT OF 25% OF                        SAME AS ABOVE
ASSIGNMENT IS LONGER                 PROPOSAL ESTIMATE IN
THAN THREE DAYS.                     ADVANCE AND BILLING AS
                                     ABOVE.

$500.00 PER DAY IN                   RETAINER OF $1000.00 PER                 TRAVEL EXPENSES AS
ADDITION TO                          MONTH FOR LENGTH OF                      ABOVE.  CONTRACT TIME
RETAINER* FEE, IF ON A               CONTRACT WITH                            BECOMES CUMULATIVE IF
RETAINER BASIS AND                   ADJUSTMENTS MADE                         NOT USED DURING MONTH.
EXTRA SERVICES ARE                   BASED ON 2 DAYS OF                       IF MORE THAN TWO DAYS
NEEDED AS LISTED                     SERVICE PER MONTH.                       OF TIME IS ACCUMULATED
ABOVE.                               RETAINER CONTRACTS                       THE NEXT MONTH'S FEE
                                     MAY BE MADE FOR                          MAY BE WAIVED OR THE

RETAINER BASED                       MINIMUMS OF 6 MONTHS.                    CONTRACT MAY BE
CHARGES ARE OUR                                                               EXTENDED WITHOUT
LOWEST CHARGE.                                                                MONTHLY FEE UNTIL
                                                                              ACCUMULATED TIME IS
                                                                              USED.  NO WAIVER OF FEES
                                                                              BEFORE THREE MONTHS.


*RETAINER BASED ACCOUNTS WILL RECEIVE STATEMENTS EACH MONTH SHOWING
 CHARGES AND/OR ACCUMULATED TIME.